UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

August 9, 2007

IDEARC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 9, 2007, Idearc Inc. (“Idearc”) issued a press release announcing its financial results for the three months and six months ended June 30, 2007. A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The press release includes financial information prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) as well as non-GAAP financial information. The information set forth below in Item 7.01 under the heading “Non-GAAP Measures” is incorporated by reference into this Item 2.02.

Item 7.01.	Regulation FD Disclosure.

See Item 2.02. Results of Operations and Financial Condition.

Unaudited Financial Information Reflecting Impact of Change in Accounting Principle

During the quarter ended June 30, 2007, Idearc changed its accounting methodology associated with the recognition of sales commissions. Sales commissions were previously expensed as incurred. Idearc is now deferring sales commissions and recognizing these costs over the life of the directory or advertising service, consistent with its revenue recognition policies on such products and services. Idearc believes this method is preferable because it provides a better matching of sales commissions with the related revenues and is the policy followed by other companies in its industry. Additionally, this method is consistent with Idearc’s accounting policy for other direct and incremental costs which include paper, printing and initial distribution costs.

Idearc recorded the change in accounting principle in accordance with Statement of Financial Accounting Standards No. 154, “Accounting Changes and Error Corrections” (“SFAS No. 154”). SFAS No. 154 requires that all elective accounting changes be made on a retrospective basis. Accordingly, the impact of the change in accounting principle will be applied retrospectively to all prior periods. As a convenience to investors who may want to consider the impact of this change in accounting principle, Idearc is making available the following unaudited historical financial information showing the impact of the change in accounting principle:

•	Multi-Product Advertising Sales for each quarterly period in fiscal years 2006, 2005 and 2004;

•	Adjusted pro forma consolidated statement of income (non-GAAP) for the year ended December 31, 2006 and each quarterly period in fiscal year 2006;

•	Adjusted pro forma consolidated statement of income (non-GAAP) for the year ended December 31, 2005; and

•	Reconciliations of the foregoing non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP.

The foregoing financial information is furnished as part of this Current Report on Form 8-K as Exhibit 99.2 to this report and will be posted on Idearc’s website at ir.idearc.com.

Non-GAAP Measures

Idearc’s press release, including the financial schedules contained therein, attached as Exhibit 99.1 to this report and the unaudited historical financial information attached as Exhibit 99.2 to this report include financial information prepared in conformity with GAAP as well as non-GAAP financial information. The non-GAAP financial information includes:

•	OIBITDA, which is operating income before interest, taxes, depreciation and amortization;

•	OIBITDA margin, which is OIBITDA divided by total operating revenue;

•	adjusted pro forma consolidated statements of income;

•	adjusted pro forma OIBITDA;

•	adjusted pro forma OIBITDA excluding the impact of the change in accounting principle related to sales commissions; and

•	adjusted pro forma OIBITDA margin.

OIBITDA is determined by adding back depreciation and amortization to operating income. OIBITDA margin is calculated by dividing OIBITDA by total operating revenue. Management believes that OIBITDA and OIBITDA margin are useful to investors and other users of our financial information in evaluating our operating financial performance. OIBITDA and OIBITDA margin are used internally (i) for incentive compensation purposes and (ii) to evaluate current operating expense efficiency and operating profitability on a more variable cost basis by excluding the interest, taxes, depreciation and amortization expenses.

The adjusted pro forma consolidated statements of income represent our consolidated statements of income prepared in accordance with GAAP as modified to (i) eliminate one-time costs associated with our spin-off and a one-time stock-based compensation award because of the non-operational and non-recurring nature of these costs, and (ii) make adjustments for special items that are intended to present our financial results as if Idearc had been a stand-alone entity at the beginning of the periods presented and had exited the commercial printing business and entered into a new printing contract as of January 1, 2006. Descriptions of the eliminations and adjustments used to prepare our adjusted pro forma consolidated statements of income are provided in the financial schedules accompanying the press release attached as Exhibit 99.1 to this report and in the financial information attached as Exhibit 99.2 to this report.

Management believes the presentations of adjusted pro forma operating performance assist readers in better understanding our results of operations and trends from period to period, consistent with management’s evaluation of Idearc’s consolidated results of operations for a variety of internal measures including strategic business planning, capital allocation and incentive compensation. Management believes that the adjusted pro forma consolidated statements of income are more indicative of future operating results than GAAP results of operations because of the non-operational and/or non-recurring nature of the items eliminated and the on-going nature of the items included for purposes of reporting results of operations on an adjusted pro forma basis. As a result of these factors, management provides this information externally, along with a reconciliation to their comparable GAAP amounts, so readers have access to the detail and general nature of adjustments made to GAAP results.

Management believes that adjusted pro forma OIBITDA and OIBITDA margin assist readers in better understanding and evaluating our operating financial performance for the reasons described in the immediately preceding paragraph. Management believes that adjusted pro forma OIBITDA excluding the impact of the change in accounting principle related to sales commissions is useful to investors in understanding the impact of the accounting change in the period during which the Company first implemented the accounting change.

Management provides non-GAAP financial information to enhance the understanding of Idearc’s GAAP consolidated financial statements and readers should consider the information in addition to, but not instead of, Idearc’s financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Idearc Inc. press release, dated August 9, 2007

99.2	Unaudited Financial Information of Idearc Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEARC INC.

By:	/s/ William G. Mundy
	Name:	William G. Mundy
	Title:	Executive Vice President, General Counsel and Secretary

Date: August 9, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Idearc Inc. press release, dated August 9, 2007

99.2	Unaudited Financial Information of Idearc Inc.